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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2004

RUSH ENTERPRISES, INC. (Exact name of registrant as specified in its charter)
Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)
555 IH-35 South, Suite 500, New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)
Registrant's telephone number, including area code: (830) 626-5200
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On September 15, 2004, Rush Enterprises, Inc. (the "Company") entered into a definitive agreement (the "Asset Purchase Agreement") to acquire substantially all of the assets of American Truck Source, Inc. ("ATS"), which owns Peterbilt dealerships in Dallas, Fort Worth, Abilene and Tyler, Texas; Nashville, Tennessee; Louisville, Kentucky; and Birmingham, Alabama. The parties to the Asset Purchase Agreement, dated September 15, 2004, are the Company; Rush Truck Centers of Texas, L.P.; Rush Truck Centers of Alabama, Inc.; Rush Truck Centers of Tennessee, Inc.; Rush Truck Centers of Indiana, Inc.; Rush Administrative Services, Inc.; ATS; Dallas Peterbilt, Ltd., L.L.P. ("ATS Texas"); Birmingham Peterbilt, Inc. ("ATS Alabama"); Nashville Peterbilt, Inc. ("ATS Tennessee"); Louisville Peterbilt, Inc. ("ATS Indiana"); Highland Park Land Co., Inc. ("ATS Land"); American Truck Source Leasing, Inc. ("ATS Leasing"); American Truck Source Financial Corporation ("ATS Financial," and collectively with ATS, ATS Texas, ATS Alabama, ATS Tennessee, ATS Indiana, ATS Land and ATS Leasing, the "Sellers"); and John D. Moore, Jesse T. Kirk and Milo Kirk (collectively, the "Shareholders"). Neither the Sellers nor the Shareholders have any material relationship with the Company or the affiliates of the Company that are parties to the Asset Purchase Agreement.

        The closing of the Asset Purchase Agreement is subject to several conditions, including, without limitation, the following: approval by PACCAR Inc., Peterbilt Motors Company and PACCAR Leasing Company; the termination of the Federal regulatory waiting period; and the Company's ability to obtain financing to pay the purchase price.

        A copy of the Asset Purchase Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. A copy of the press release announcing the Asset Purchase Agreement and providing information regarding the purchase price is filed herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits
Exhibit No.	Document Description
2.1
Asset Purchase Agreement between Rush Enterprises, Inc.; Rush Truck Centers of Texas, L.P.; Rush Truck Centers of Alabama, Inc.; Rush Truck Centers of Tennessee, Inc.; Rush Truck Centers of Indiana, Inc.; Rush Administrative Services, Inc.; American Truck Source, Inc.; Dallas Peterbilt, Ltd., LLP; Birmingham Peterbilt, Inc.; Nashville Peterbilt, Inc.; Louisville Peterbilt, Inc.; Highland Park Land Co., Inc.; American Truck Source Leasing, Inc.; American Truck Source Financial Corporation; John D. Moore; Jesse T. Kirk and Milo Kirk.
99.1	Press release dated September 15, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.
	By	/s/ Martin A Naeglin, Jr. Martin A Naeglin, Jr. Senior Vice President and Chief Financial Officer
Dated September 16, 2004

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  ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES